Exhibit 99.2

THE PNC FINANCIAL SERVICES GROUP, INC.

FINANCIAL SUPPLEMENT
FOURTH QUARTER 2023
(Unaudited)

THE PNC FINANCIAL SERVICES GROUP, INC.
FINANCIAL SUPPLEMENT
FOURTH QUARTER 2023
(UNAUDITED)

The information contained in this Financial Supplement is preliminary, unaudited and based on data available on January 16, 2024. This information speaks only as of the particular date or dates included in the schedules. We do not undertake any obligation to, and disclaim any duty to, correct or update any of the information provided in this Financial Supplement. Our future financial performance is subject to risks and uncertainties as described in our United States Securities and Exchange Commission (SEC) filings.

BUSINESS
PNC is one of the largest diversified financial services companies in the United States (U.S.) and is headquartered in Pittsburgh, Pennsylvania. PNC has businesses engaged in retail banking, including residential mortgage, corporate and institutional banking and asset management, providing many of its products and services nationally. PNC's retail branch network is located coast-to-coast. PNC also has strategic international offices in four countries outside the U.S.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 1

Table 1: Consolidated Income Statement (Unaudited)

	Three months ended					Year ended
	December 31	September 30	June 30	March 31	December 31	December 31	December 31
In millions, except per share data	2023	2023	2023	2023	2022	2023	2022
Interest Income
Loans	$4,875	$4,643	$4,523	$4,258	$3,860	$18,299	$11,795
Investment securities	885	892	883	885	836	3,545	2,726
Other	742	668	538	516	413	2,464	915
Total interest income	6,502	6,203	5,944	5,659	5,109	24,308	15,436
Interest Expense
Deposits	1,995	1,792	1,531	1,291	812	6,609	1,267
Borrowed funds	1,104	993	903	783	613	3,783	1,155
Total interest expense	3,099	2,785	2,434	2,074	1,425	10,392	2,422
Net interest income	3,403	3,418	3,510	3,585	3,684	13,916	13,014
Noninterest Income
Asset management and brokerage	360	348	348	356	345	1,412	1,444
Capital markets and advisory	309	168	213	262	336	952	1,296
Card and cash management	688	689	697	659	671	2,733	2,633
Lending and deposit services	314	315	298	306	296	1,233	1,134
Residential and commercial mortgage	149	201	98	177	184	625	647
Other (a) (b)	138	94	129	258	247	619	952
Total noninterest income	1,958	1,815	1,783	2,018	2,079	7,574	8,106
Total revenue	5,361	5,233	5,293	5,603	5,763	21,490	21,120
Provision For Credit Losses	232	129	146	235	408	742	477
Noninterest Expense
Personnel	1,983	1,773	1,846	1,826	1,943	7,428	7,244
Occupancy	243	244	244	251	247	982	992
Equipment	365	347	349	350	369	1,411	1,395
Marketing	74	93	109	74	106	350	355
Other	1,409	788	824	820	809	3,841	3,184
Total noninterest expense	4,074	3,245	3,372	3,321	3,474	14,012	13,170
Income before income taxes and noncontrolling interests	1,055	1,859	1,775	2,047	1,881	6,736	7,473
Income taxes	172	289	275	353	333	1,089	1,360
Net income	883	1,570	1,500	1,694	1,548	5,647	6,113
Less: Net income attributable to noncontrolling interests	19	16	17	17	20	69	72
Preferred stock dividends (c)	118	104	127	68	120	417	301
Preferred stock discount accretion and redemptions	2	2	2	2	1	8	5
Net income attributable to common shareholders	$744	$1,448	$1,354	$1,607	$1,407	$5,153	$5,735
Earnings Per Common Share
Basic	$1.85	$3.60	$3.36	$3.98	$3.47	$12.80	$13.86
Diluted	$1.85	$3.60	$3.36	$3.98	$3.47	$12.79	$13.85
Average Common Shares Outstanding
Basic	400	400	401	401	404	401	412
Diluted	401	400	401	402	404	401	412
Efficiency	76%	62%	64%	59%	60%	65%	62%
Noninterest income to total revenue	37%	35%	34%	36%	36%	35%	38%
Effective tax rate (d)	16.3%	15.5%	15.5%	17.2%	17.7%	16.2%	18.2%
(a)Includes net gains (losses) on sale of securities of less than $1 million, less than $1 million, $(2) million, less than $1 million and $(3) million for the quarters ended December 31, 2023, September 30, 2023, June 30, 2023, March 31, 2023 and December 31, 2022 respectively, and $(2) million and $(7) million for the twelve months ended December 31, 2023 and December 31, 2022, respectively.
(b)Includes Visa Class B derivative fair value adjustments of $(100) million, $(51) million, $(83) million, $(45) million and $(41) million for the quarters ended December 31, 2023, September 30, 2023, June 30, 2023, March 31, 2023, December 31, 2022, respectively, and $(279) million and $(40) million for the twelve months ended December 31, 2023 and December 31, 2022, respectively.
(c)Dividends are payable quarterly, other than Series S preferred stock, which is payable semiannually.
(d)The effective income tax rates are generally lower than the statutory rate due to the relationship of pretax income to tax credits and earnings that are not subject to tax.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 2

Table 2: Consolidated Balance Sheet (Unaudited)

	December 31	September 30	June 30	March 31	December 31
In millions, except par value	2023	2023	2023	2023	2022
Assets
Cash and due from banks	$6,921	$5,300	$6,191	$5,940	$7,043
Interest-earning deposits with banks (a)	43,804	41,484	38,259	33,865	27,320
Loans held for sale (b)	734	923	835	998	1,010
Investment securities – available for sale	41,785	40,590	41,787	43,220	44,159
Investment securities – held to maturity	90,784	91,797	93,874	95,019	95,175
Loans (b)	321,508	318,416	321,761	326,475	326,025
Allowance for loan and lease losses	(4,791)	(4,767)	(4,737)	(4,741)	(4,741)
Net loans	316,717	313,649	317,024	321,734	321,284
Equity investments	8,314	8,046	8,015	8,323	8,437
Mortgage servicing rights	3,686	4,006	3,455	3,293	3,423
Goodwill	10,932	10,987	10,987	10,987	10,987
Other (b)	37,903	40,552	37,780	38,398	38,425
Total assets	$561,580	$557,334	$558,207	$561,777	$557,263
Liabilities
Deposits
Noninterest-bearing	$101,285	$105,672	$110,527	$118,014	$124,486
Interest-bearing	320,133	317,937	316,962	318,819	311,796
Total deposits	421,418	423,609	427,489	436,833	436,282
Borrowed funds
Federal Home Loan Bank borrowings	38,000	36,000	34,000	32,020	32,075
Senior debt	26,836	22,407	22,005	19,622	16,657
Subordinated debt	4,875	4,728	5,548	5,630	6,307
Other (b)	3,026	3,032	3,831	3,550	3,674
Total borrowed funds	72,737	66,167	65,384	60,822	58,713
Allowance for unfunded lending related commitments	663	640	663	672	694
Accrued expenses and other liabilities (b)	15,621	17,437	15,325	14,376	15,762
Total liabilities	510,439	507,853	508,861	512,703	511,451
Equity
Preferred stock (c)
Common stock - $5 par value
Authorized 800,000,000 shares, issued 543,116,271, 543,012,047, 543,012,047, 542,874,855 and 542,874,829 shares	2,716	2,715	2,715	2,714	2,714
Capital surplus	19,020	19,971	19,934	19,864	18,376
Retained earnings	56,290	56,170	55,346	54,598	53,572
Accumulated other comprehensive income (loss)	(7,712)	(10,261)	(9,525)	(9,108)	(10,172)
Common stock held in treasury at cost: 145,087,054, 144,671,252, 144,763,739, 143,781,812 and 142,298,689 shares	(19,209)	(19,141)	(19,150)	(19,024)	(18,716)
Total shareholders’ equity	51,105	49,454	49,320	49,044	45,774
Noncontrolling interests	36	27	26	30	38
Total equity	51,141	49,481	49,346	49,074	45,812
Total liabilities and equity	$561,580	$557,334	$558,207	$561,777	$557,263
(a)Amounts include balances held with the Federal Reserve Bank of $43.3 billion, $41.1 billion, $37.8 billion, $32.5 billion and $26.9 billion as of December 31, 2023, September 30, 2023, June 30, 2023, March 31, 2023 and December 31, 2022, respectively.
(b)Amounts include assets and liabilities for which PNC has elected the fair value option. Our 2023 Form 10-Qs included, and our 2023 Form 10-K will include, additional information regarding these items.
(c)Par value less than $0.5 million at each date.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 3

Table 3: Average Consolidated Balance Sheet (Unaudited) (a) (b)
	Three months ended					Year ended
	December 31	September 30	June 30	March 31	December 31	December 31	December 31
In millions	2023	2023	2023	2023	2022	2023	2022
Assets
Interest-earning assets:
Investment securities
Securities available for sale
Residential mortgage-backed
Agency	$30,980	$31,020	$31,180	$31,850	$31,818	$31,255	$42,151
Non-agency	599	627	663	689	714	644	842
Commercial mortgage-backed	2,727	2,880	2,948	3,102	3,377	2,913	4,107
Asset-backed	1,080	989	575	218	105	719	2,184
U.S. Treasury and government agencies	7,788	7,996	8,231	9,088	10,345	8,271	21,642
Other	2,899	2,931	2,997	3,263	3,370	3,021	3,982
Total securities available for sale	46,073	46,443	46,594	48,210	49,729	46,823	74,908
Securities held to maturity
Residential mortgage-backed	43,336	44,112	45,033	45,616	44,184	44,517	29,325
Commercial mortgage-backed	2,318	2,346	2,396	2,453	2,323	2,378	1,400
Asset-backed	6,040	6,463	6,712	7,026	6,995	6,557	4,446
U.S. Treasury and government agencies	36,457	37,043	36,912	36,748	36,441	36,790	25,074
Other	3,164	3,256	3,391	3,338	3,218	3,286	1,996
Total securities held to maturity	91,315	93,220	94,444	95,181	93,161	93,528	62,241
Total investment securities	137,388	139,663	141,038	143,391	142,890	140,351	137,149
Loans
Commercial and industrial	180,566	175,206	180,878	182,017	179,111	179,650	168,663
Commercial real estate	35,617	36,032	35,938	36,110	36,181	35,923	34,954
Equipment lease financing	6,430	6,441	6,364	6,452	6,275	6,423	6,196
Consumer	54,512	54,744	55,070	55,020	54,809	54,835	54,721
Residential real estate	47,444	47,081	46,284	45,927	45,499	46,689	43,165
Total loans	324,569	319,504	324,534	325,526	321,875	323,520	307,699
Interest-earning deposits with banks (c)	42,627	38,352	31,433	34,054	30,395	36,645	41,050
Other interest-earning assets	8,738	8,777	9,215	8,806	9,690	8,884	9,651
Total interest-earning assets	513,322	506,296	506,220	511,777	504,850	509,400	495,549
Noninterest-earning assets	48,997	48,667	49,287	50,555	52,356	49,370	55,103
Total assets	$562,319	$554,963	$555,507	$562,332	$557,206	$558,770	$550,652
Liabilities and Equity
Interest-bearing liabilities:
Interest-bearing deposits
Money market	$66,393	$64,310	$63,691	$65,753	$63,944	$65,037	$61,376
Demand	124,124	123,730	124,111	124,376	122,501	124,084	118,749
Savings	98,490	100,643	102,415	104,408	102,020	101,470	106,577
Time deposits	30,357	25,872	22,342	20,519	12,982	24,802	12,340
Total interest-bearing deposits	319,364	314,555	312,559	315,056	301,447	315,393	299,042
Borrowed funds
Federal Home Loan Bank borrowings	37,783	34,109	33,752	32,056	30,640	34,440	13,674
Senior debt	26,634	23,479	20,910	19,679	16,312	22,696	16,265
Subordinated debt	5,091	5,293	5,850	6,100	6,933	5,580	7,081
Other	3,384	4,584	5,180	5,133	5,346	4,566	5,430
Total borrowed funds	72,892	67,465	65,692	62,968	59,231	67,282	42,450
Total interest-bearing liabilities	392,256	382,020	378,251	378,024	360,678	382,675	341,492
Noninterest-bearing liabilities and equity:
Noninterest-bearing deposits	104,567	107,981	113,178	121,176	133,461	111,670	144,382
Accrued expenses and other liabilities	16,328	15,629	15,063	16,014	17,461	15,759	16,414
Equity	49,168	49,333	49,015	47,118	45,606	48,666	48,364
Total liabilities and equity	$562,319	$554,963	$555,507	$562,332	$557,206	$558,770	$550,652
(a)Calculated using average daily balances.
(b)Nonaccrual loans are included in loans, net of unearned income. The impact of financial derivatives used in interest rate risk management is included in the interest income/expense and average yields/rates of the related assets and liabilities. Basis adjustments related to hedged items are included in noninterest-earning assets and noninterest-bearing liabilities. Average balances of securities are based on amortized historical cost (excluding adjustments to fair value, which are included in other assets). Average balances for certain loans and borrowed funds accounted for at fair value are included in noninterest-earning assets and noninterest-bearing liabilities, with changes in fair value recorded in Noninterest income.
(c)Amounts include average balances held with the Federal Reserve Bank of $42.2 billion, $37.9 billion, $30.6 billion, $33.5 billion and $30.0 billion for the three months ended December 31, 2023, September 30, 2023, June 30, 2023, March 31, 2023 and December 31, 2022 and $36.1 billion and $40.7 billion for the twelve months ended December 31, 2023 and December 31, 2022, respectively.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 4

Table 4: Details of Net Interest Margin (Unaudited)
	Three months ended					Year ended
	December 31	September 30	June 30	March 31	December 31	December 31	December 31
	2023	2023	2023	2023	2022	2023	2022
Average yields/rates (a)
Yield on interest-earning assets
Investment securities
Securities available for sale
Residential mortgage-backed
Agency	2.83%	2.73%	2.67%	2.67%	2.54%	2.73%	2.11%
Non-agency	9.15%	10.42%	9.39%	8.53%	7.85%	9.32%	7.60%
Commercial mortgage-backed	3.00%	3.41%	2.84%	2.62%	2.75%	2.95%	2.53%
Asset-backed	6.41%	6.30%	6.56%	7.04%	11.98%	6.40%	1.69%
U.S. Treasury and government agencies	2.22%	2.28%	2.20%	2.05%	1.96%	2.21%	1.45%
Other	2.61%	2.58%	2.55%	2.47%	2.39%	2.55%	2.56%
Total securities available for sale	2.89%	2.87%	2.73%	2.64%	2.52%	2.78%	2.02%
Securities held to maturity
Residential mortgage-backed	2.75%	2.72%	2.72%	2.74%	2.60%	2.73%	2.31%
Commercial mortgage-backed	5.53%	5.55%	5.35%	4.95%	4.57%	5.34%	3.64%
Asset-backed	4.57%	4.36%	4.10%	3.97%	3.44%	4.24%	2.74%
U.S. Treasury and government agencies	1.32%	1.34%	1.34%	1.33%	1.30%	1.33%	1.20%
Other	4.72%	4.57%	4.65%	4.62%	4.47%	4.63%	4.31%
Total securities held to maturity	2.44%	2.42%	2.41%	2.41%	2.27%	2.42%	1.99%
Total investment securities	2.59%	2.57%	2.52%	2.49%	2.36%	2.54%	2.00%
Loans
Commercial and industrial	6.13%	5.86%	5.70%	5.34%	4.70%	5.84%	3.60%
Commercial real estate	6.68%	6.59%	6.37%	6.02%	5.28%	6.50%	3.97%
Equipment lease financing	4.98%	4.72%	4.51%	4.28%	4.18%	4.62%	3.84%
Consumer	7.00%	6.89%	6.57%	6.34%	5.88%	6.70%	5.14%
Residential real estate	3.60%	3.52%	3.41%	3.35%	3.28%	3.47%	3.16%
Total loans	5.94%	5.75%	5.57%	5.29%	4.75%	5.69%	3.86%
Interest-earning deposits with banks	5.53%	5.44%	5.10%	4.58%	3.76%	5.19%	1.41%
Other interest-earning assets	6.96%	6.66%	5.96%	5.75%	5.20%	6.33%	3.50%
Total yield on interest-earning assets	5.03%	4.87%	4.70%	4.46%	4.02%	4.80%	3.14%
Rate on interest-bearing liabilities
Interest-bearing deposits
Money market	3.32%	3.10%	2.79%	2.40%	1.75%	2.91%	0.72%
Demand	2.26%	2.15%	1.89%	1.58%	1.14%	1.97%	0.49%
Savings	1.68%	1.49%	1.26%	1.03%	0.50%	1.36%	0.17%
Time deposits	4.11%	3.67%	3.26%	3.00%	1.45%	3.60%	0.52%
Total interest-bearing deposits	2.48%	2.26%	1.96%	1.66%	1.07%	2.10%	0.42%
Borrowed funds
Federal Home Loan Bank borrowings	5.66%	5.55%	5.28%	4.80%	3.92%	5.41%	3.22%
Senior debt	6.25%	6.17%	5.91%	5.39%	4.30%	6.05%	2.47%
Subordinated debt	6.63%	6.52%	6.19%	5.69%	4.79%	6.24%	2.91%
Other	5.55%	4.49%	3.79%	3.70%	3.24%	4.34%	1.99%
Total borrowed funds	5.94%	5.77%	5.44%	4.98%	4.07%	5.62%	2.72%
Total rate on interest-bearing liabilities	3.10%	2.86%	2.56%	2.20%	1.55%	2.72%	0.71%
Interest rate spread	1.93%	2.01%	2.14%	2.26%	2.47%	2.08%	2.43%
Benefit from use of noninterest-bearing sources (b)	0.73%	0.70%	0.65%	0.58%	0.45%	0.68%	0.22%
Net interest margin	2.66%	2.71%	2.79%	2.84%	2.92%	2.76%	2.65%
(a)Yields and rates are calculated using the applicable annualized interest income or interest expense divided by the applicable average earning assets or interest-bearing liabilities. Net interest margin is the total yield on interest-earning assets minus the total rate on interest-bearing liabilities and includes the benefit from use of noninterest-bearing sources. To provide more meaningful comparisons of net interest margins, we use net interest income on a taxable-equivalent basis in calculating average yields used in the calculation of net interest margin by increasing the interest income earned on tax-exempt assets to make it fully equivalent to interest income earned on taxable investments. This adjustment is not permitted under GAAP in the Consolidated Income Statement. The taxable-equivalent adjustments to net interest income for the three months ended December 31, 2023, September 30, 2023, June 30, 2023, March 31, 2023 and December 31, 2022 were $36 million, $36 million, $37 million, $38 million and $36 million, respectively. The taxable-equivalent adjustments to net interest income for the twelve months ended December 31, 2023 and December 31, 2022 were $147 million and $112 million, respectively.
(b)Represents the positive effects of investing noninterest-bearing sources in interest-earning assets.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 5
Table 5: Details of Loans (Unaudited)

	December 31	September 30	June 30	March 31	December 31
In millions	2023	2023	2023	2023	2022
Commercial
Commercial and industrial
Manufacturing	$28,989	$29,163	$30,586	$32,132	$30,845
Financial services	28,422	22,770	21,823	22,534	21,320
Retail/wholesale trade	28,198	28,284	28,751	29,172	29,176
Service providers	21,354	21,680	22,277	23,186	23,548
Real estate related (a)	16,235	16,182	17,200	17,548	17,780
Technology, media & telecommunications	10,249	10,989	11,158	11,338	11,845
Health care	9,808	10,092	10,186	10,537	10,649
Transportation and warehousing	7,733	7,891	8,048	7,824	7,858
Other industries	26,592	27,112	27,600	28,726	29,198
Total commercial and industrial	177,580	174,163	177,629	182,997	182,219
Commercial real estate	35,436	35,776	35,928	35,991	36,316
Equipment lease financing	6,542	6,493	6,400	6,424	6,514
Total commercial	219,558	216,432	219,957	225,412	225,049
Consumer
Residential real estate	47,544	47,359	46,834	46,067	45,889
Home equity	26,150	26,159	26,200	26,203	25,983
Automobile	14,860	14,940	15,065	14,923	14,836
Credit card	7,180	7,060	7,092	6,961	7,069
Education	1,945	2,020	2,058	2,131	2,173
Other consumer	4,271	4,446	4,555	4,778	5,026
Total consumer	101,950	101,984	101,804	101,063	100,976
Total loans	$321,508	$318,416	$321,761	$326,475	$326,025
(a)Represents loans to customers in the real estate and construction industries.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 6
Allowance for Credit Losses (Unaudited)

Table 6: Change in Allowance for Loan and Lease Losses

	Three months ended					Year ended
	December 31	September 30	June 30	March 31	December 31	December 31	December 31
Dollars in millions	2023	2023	2023	2023	2022	2023	2022
Allowance for loan and lease losses
Beginning balance	$4,767	$4,737	$4,741	$4,741	$4,581	$4,741	$4,868
Adoption of ASU 2022-02 (a)				(35)		(35)
Beginning balance, adjusted	4,767	4,737	4,741	4,706	4,581	4,706	4,868
Gross charge-offs:
Commercial and industrial	(52)	(43)	(45)	(104)	(121)	(244)	(257)
Commercial real estate	(56)	(25)	(87)	(12)	(22)	(180)	(44)
Equipment lease financing	(7)	(4)	(3)	(4)	(2)	(18)	(6)
Residential real estate	(2)	(1)	(2)	(3)	(2)	(8)	(11)
Home equity	(6)	(4)	(5)	(6)	(6)	(21)	(15)
Automobile	(30)	(30)	(28)	(33)	(34)	(121)	(152)
Credit card	(87)	(78)	(80)	(74)	(62)	(319)	(256)
Education	(4)	(4)	(5)	(4)	(4)	(17)	(16)
Other consumer	(40)	(44)	(38)	(42)	(64)	(164)	(228)
Total gross charge-offs	(284)	(233)	(293)	(282)	(317)	(1,092)	(985)
Recoveries:
Commercial and industrial	24	45	33	20	33	122	101
Commercial real estate	2	2		2	2	6	5
Equipment lease financing	1	2	3	3	1	9	8
Residential real estate	3	3	4	3	2	13	17
Home equity	10	12	13	11	13	46	71
Automobile	23	26	27	24	24	100	124
Credit card	11	10	11	11	8	43	51
Education	2	1	2	2	1	7	5
Other consumer	8	11	6	11	9	36	40
Total recoveries	84	112	99	87	93	382	422
Net (charge-offs) / recoveries:
Commercial and industrial	(28)	2	(12)	(84)	(88)	(122)	(156)
Commercial real estate	(54)	(23)	(87)	(10)	(20)	(174)	(39)
Equipment lease financing	(6)	(2)		(1)	(1)	(9)	2
Residential real estate	1	2	2			5	6
Home equity	4	8	8	5	7	25	56
Automobile	(7)	(4)	(1)	(9)	(10)	(21)	(28)
Credit card	(76)	(68)	(69)	(63)	(54)	(276)	(205)
Education	(2)	(3)	(3)	(2)	(3)	(10)	(11)
Other consumer	(32)	(33)	(32)	(31)	(55)	(128)	(188)
Total net (charge-offs)	(200)	(121)	(194)	(195)	(224)	(710)	(563)
Provision for credit losses (b)	221	153	189	229	380	792	439
Other	3	(2)	1	1	4	3	(3)
Ending balance	$4,791	$4,767	$4,737	$4,741	$4,741	$4,791	$4,741
Supplemental Information
Net charge-offs
Commercial net charge-offs	$(88)	$(23)	$(99)	$(95)	$(109)	$(305)	$(193)
Consumer net charge-offs	(112)	(98)	(95)	(100)	(115)	(405)	(370)
Total net charge-offs	$(200)	$(121)	$(194)	$(195)	$(224)	$(710)	$(563)
Net charge-offs to average loans (c)	0.24%	0.15%	0.24%	0.24%	0.28%	0.22%	0.18%
Commercial	0.16%	0.04%	0.18%	0.17%	0.20%	0.14%	0.09%
Consumer	0.44%	0.38%	0.38%	0.40%	0.45%	0.40%	0.38%
(a)Represents the impact of adopting ASU 2022-02 Financial Instruments - Credit Losses (Topic 326): Troubled Debt Restructurings and Vintage Disclosures on January 1, 2023. Our third quarter 2023 Form 10-Q included, and our 2023 Form 10-K will include additional information related to our adoption of this ASU.
(b)See Table 7 for the components of the Provision for credit losses being reported on the Consolidated Income Statement.
(c)Three month period percentages are annualized.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 7
Allowance for Credit Losses (Unaudited) (Continued)

Table 7: Components of the Provision for Credit Losses

	Three months ended					Year ended
	December 31	September 30	June 30	March 31	December 31	December 31	December 31
In millions	2023	2023	2023	2022	2022	2023	2022
Provision for credit losses
Loans and leases	$221	$153	$189	$229	$380	$792	$439
Unfunded lending related commitments	23	(23)	(9)	(22)	12	(31)	32
Investment securities	(7)	(10)		(1)	10	(18)	17
Other financial assets	(5)	9	(34)	29	6	(1)	(11)
Total provision for credit losses	$232	$129	$146	$235	$408	$742	$477

Table 8: Allowance for Credit Losses by Loan Class (a)

	December 31, 2023			September 30, 2023			December 31, 2022
Dollars in millions	Allowance Amount	Total Loans	% of Total Loans	Allowance Amount	Total Loans	% of Total Loans	Allowance Amount	Total Loans	% of Total Loans
Allowance for loan and lease losses
Commercial
Commercial and industrial	$1,806	$177,580	1.02%	$1,843	$174,163	1.06%	$1,957	$182,219	1.07%
Commercial real estate	1,371	35,436	3.87%	1,270	35,776	3.55%	1,047	36,316	2.88%
Equipment lease financing	82	6,542	1.25%	109	6,493	1.68%	110	6,514	1.69%
Total commercial	3,259	219,558	1.48%	3,222	216,432	1.49%	3,114	225,049	1.38%
Consumer
Residential real estate	61	47,544	0.13%	62	47,359	0.13%	92	45,889	0.20%
Home equity	276	26,150	1.06%	288	26,159	1.10%	274	25,983	1.05%
Automobile	173	14,860	1.16%	169	14,940	1.13%	226	14,836	1.52%
Credit card	766	7,180	10.67%	762	7,060	10.79%	748	7,069	10.58%
Education	56	1,945	2.88%	56	2,020	2.77%	63	2,173	2.90%
Other consumer	200	4,271	4.68%	208	4,446	4.68%	224	5,026	4.46%
Total consumer	1,532	101,950	1.50%	1,545	101,984	1.51%	1,627	100,976	1.61%
Total	4,791	$321,508	1.49%	4,767	$318,416	1.50%	4,741	$326,025	1.45%
Allowance for unfunded lending related commitments	663			640			694
Allowance for credit losses	$5,454			$5,407			$5,435

Supplemental Information
Allowance for credit losses to total loans			1.70%			1.70%			1.67%
Commercial			1.73%			1.73%			1.66%
Consumer			1.62%			1.62%			1.69%
(a)    Excludes allowances for investment securities and other financial assets, which together totaled $120 million, $131 million and $176 million at December 31, 2023, September 30, 2023 and December 31, 2022, respectively.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 8
Details of Nonperforming Assets (Unaudited)

Table 9: Nonperforming Assets by Type

	December 31	September 30	June 30	March 31	December 31
Dollars in millions	2023	2023	2023	2023	2022
Nonperforming loans (a)
Commercial
Commercial and industrial
Service providers	$157	$162	$114	$128	$174
Technology, media & telecommunications	156	51	55	22	20
Health care	36	37	60	57	50
Transportation and warehousing	35	44	33	24	27
Manufacturing	32	34	50	105	85
Retail/wholesale trade	30	41	41	82	151
Real estate related (b)	30	31	42	43	50
Other industries	83	58	75	87	106
Total commercial and industrial	559	458	470	548	663
Commercial real estate	735	723	350	337	189
Equipment lease financing	13	30	7	6	6
Total commercial	1,307	1,211	827	891	858
Consumer (c)
Residential real estate	294	330	429	432	424
Home equity	458	446	506	523	526
Automobile	104	114	133	145	155
Credit card	10	11	10	9	8
Other consumer	7	11	8	10	14
Total consumer	873	912	1,086	1,119	1,127
Total nonperforming loans (d)	2,180	2,123	1,913	2,010	1,985
OREO and foreclosed assets	36	35	36	38	34
Total nonperforming assets	$2,216	$2,158	$1,949	$2,048	$2,019
Nonperforming loans to total loans	0.68%	0.67%	0.59%	0.62%	0.61%
Nonperforming assets to total loans, OREO and foreclosed assets	0.69%	0.68%	0.61%	0.63%	0.62%
Nonperforming assets to total assets	0.39%	0.39%	0.35%	0.36%	0.36%
Allowance for loan and lease losses to nonperforming loans	220%	225%	248%	236%	239%
(a)In connection with the adoption of ASU 2022-02 Financial Instruments - Credit Losses (Topic 326): Troubled Debt Restructurings and Vintage Disclosures, nonperforming loan amounts after January 1, 2023 include certain loans whose terms were modified as a result of a borrower’s financial difficulty. Amounts as of December 31, 2022 included nonperforming TDRs, for which accounting guidance was eliminated effective January 1, 2023. Our third quarter 2023 Form 10-Q included, and our 2023 Form 10-K will include additional information related to our adoption of this ASU.
(b)Represents loans related to customers in the real estate and construction industries.
(c)Excludes most unsecured consumer loans and lines of credit, which are charged off after 120 to 180 days past due and are not placed on nonperforming status.
(d)Nonperforming loans exclude certain government insured or guaranteed loans, loans held for sale and loans accounted for under the fair value option.

Table 10: Change in Nonperforming Assets

	October 1, 2023 -	July 1, 2023 -	April 1, 2023 -	January 1, 2023 -	October 1, 2022 -
In millions	December 31, 2023	September 30, 2023	June 30, 2023	March 31, 2023	December 31, 2022
Beginning balance	$2,158	$1,949	$2,048	$2,019	$2,101
New nonperforming assets	496	641	410	452	346
Charge-offs and valuation adjustments	(104)	(91)	(135)	(122)	(174)
Principal activity, including paydowns and payoffs	(250)	(112)	(297)	(172)	(139)
Asset sales and transfers to loans held for sale	(6)	(7)	(12)	(46)	(22)
Returned to performing status (a)	(78)	(222)	(65)	(83)	(93)
Ending balance	$2,216	$2,158	$1,949	$2,048	$2,019
(a)Amounts for the three months ended September 30, 2023 included updates to our return to accrual guidelines to bring consistency across consumer loan classes as to how and when loans become eligible to return to performing status.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 9
Accruing Loans Past Due (Unaudited)

The CARES Act Credit reporting rules expired in the third quarter of 2023 and as such, delinquency status at December 31, 2023 and September 30, 2023 is being reported for all loans based on the contractual terms of the loan. Prior period amounts continue to be presented in accordance with the credit reporting rules under the CARES Act, which required certain loans modified due to pandemic related hardships to not be reported as past due based on the contractual terms of the loan, even when borrowers may not have made payments on their loans during the modification period.

Table 11: Accruing Loans Past Due 30 to 59 Days (a)

	December 31	September 30	June 30	March 31	December 31
Dollars in millions	2023	2023	2023	2023	2022
Commercial
Commercial and industrial	$104	$84	$64	$119	$169
Commercial real estate	7	2	10	25	19
Equipment lease financing	41	25	14	33	20
Total commercial	152	111	88	177	208
Consumer
Residential real estate
Non government insured	201	179	151	167	190
Government insured	81	78	77	78	91
Home equity	63	59	56	48	53
Automobile	91	83	84	79	106
Credit card	54	50	49	48	50
Education
Non government insured	5	6	5	6	5
Government insured	22	26	28	29	29
Other consumer	16	15	17	13	15
Total consumer	533	496	467	468	539
Total	$685	$607	$555	$645	$747
Supplemental Information
Total accruing loans past due 30-59 days to total loans	0.21%	0.19%	0.17%	0.20%	0.23%
Commercial	0.07%	0.05%	0.04%	0.08%	0.09%
Consumer	0.52%	0.49%	0.46%	0.46%	0.53%
(a)Excludes loans held for sale.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 10
Accruing Loans Past Due (Unaudited) (Continued)

Table 12: Accruing Loans Past Due 60 to 89 Days (a)

	December 31	September 30	June 30	March 31	December 31
Dollars in millions	2023	2023	2023	2023	2022
Commercial
Commercial and industrial	$45	$32	$47	$21	$27
Commercial real estate		2		1	4
Equipment lease financing	8	6	5	5	4
Total commercial	53	40	52	27	35
Consumer
Residential real estate
Non government insured	50	52	36	43	54
Government insured	51	51	50	55	58
Home equity	27	22	18	18	20
Automobile	20	19	20	18	25
Credit card	39	38	36	35	35
Education
Non government insured	3	3	2	4	2
Government insured	16	19	15	17	20
Other consumer	11	9	9	8	12
Total consumer	217	213	186	198	226
Total	$270	$253	$238	$225	$261
Supplemental Information
Total accruing loans past due 60-89 days to total loans	0.08%	0.08%	0.07%	0.07%	0.08%
Commercial	0.02%	0.02%	0.02%	0.01%	0.02%
Consumer	0.21%	0.21%	0.18%	0.20%	0.22%
(a)Excludes loans held for sale.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 11
Accruing Loans Past Due (Unaudited) (Continued)

Table 13: Accruing Loans Past Due 90 Days or More (a)

	December 31	September 30	June 30	March 31	December 31
Dollars in millions	2023	2023	2023	2023	2022
Commercial
Commercial and industrial	$76	$102	$112	$134	$137
Commercial real estate	9
Total commercial	85	102	112	134	137
Consumer
Residential real estate
Non government insured	38	36	30	26	32
Government insured	154	146	144	152	167
Automobile	7	6	5	5	7
Credit card	86	80	71	74	70
Education
Non government insured	2	2	2	2	2
Government insured	47	46	46	54	57
Other consumer	10	9	9	9	10
Total consumer	344	325	307	322	345
Total	$429	$427	$419	$456	$482
Supplemental Information
Total accruing loans past due 90 days or more to total loans	0.13%	0.13%	0.13%	0.14%	0.15%
Commercial	0.04%	0.05%	0.05%	0.06%	0.06%
Consumer	0.34%	0.32%	0.30%	0.32%	0.34%
Total accruing loans past due	$1,384	$1,287	$1,212	$1,326	$1,490
Commercial	$290	$253	$252	$338	$380
Consumer	$1,094	$1,034	$960	$988	$1,110
Total accruing loans past due to total loans	0.43%	0.40%	0.38%	0.41%	0.46%
Commercial	0.13%	0.12%	0.11%	0.15%	0.17%
Consumer	1.07%	1.01%	0.94%	0.98%	1.10%
(a)Excludes loans held for sale.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 12
Business Segment Descriptions (Unaudited)

Retail Banking provides deposit, lending, brokerage, insurance services, investment management and cash management products and services to consumer and small business customers who are serviced through our coast-to-coast branch network, digital channels, ATMs, or through our phone-based customer contact centers. Deposit products include checking, savings and money market accounts and time deposits. Lending products include residential mortgages, home equity loans and lines of credit, auto loans, credit cards, education loans and personal and small business loans and lines of credit. The residential mortgage loans are directly originated within our branch network and nationwide, and are typically underwritten to agency and/or third-party standards, and either sold, servicing retained or held on our balance sheet. Brokerage, investment management and cash management products and services include managed, education, retirement and trust accounts.

Corporate & Institutional Banking provides lending, treasury management, capital markets and advisory products and services to mid-sized and large corporations and government and not-for-profit entities. Lending products include secured and unsecured loans, letters of credit and equipment leases. The Treasury Management business provides corporations with cash and investment management services, receivables and disbursement management services, funds transfer services, international payment services and access to online/mobile information management and reporting services. Capital markets and advisory includes services and activities primarily related to merger and acquisitions advisory, equity capital markets advisory, asset-backed financing, loan syndication, securities underwriting and customer-related trading. We also provide commercial loan servicing and technology solutions for the commercial real estate finance industry. Products and services are provided nationally.

Asset Management Group provides private banking for high net worth and ultra high net worth clients and institutional asset management. The Asset Management group is composed of two operating units:
•PNC Private Bank provides products and services to emerging affluent, high net worth and ultra high net worth individuals and their families, including investment and retirement planning, customized investment management, credit and cash management solutions, trust management and administration. In addition, multi-generational family planning services are also provided to ultra high net worth individuals and their families, which include estate, financial, tax, fiduciary and customized performance reporting through PNC Private Bank Hawthorn.
•Institutional Asset Management provides outsourced chief investment officer, custody, private real estate, cash and fixed income client solutions, retirement plan fiduciary investment services to institutional clients, including corporations, healthcare systems, insurance companies, unions, municipalities and non-profits.

Table 14: Period End Employees

	December 31	September 30	June 30	March 31	December 31
	2023	2023	2023	2023	2022
Full-time employees
Retail Banking	28,761	29,692	30,446	31,583	32,467
Other full-time employees	26,052	27,725	27,785	27,874	27,427
Total full-time employees	54,813	57,417	58,231	59,457	59,894
Part-time employees
Retail Banking	1,540	1,480	1,567	1,537	1,577
Other part-time employees	58	70	503	79	74
Total part-time employees	1,598	1,550	2,070	1,616	1,651
Total	56,411	58,967	60,301	61,073	61,545

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 13
Table 15: Summary of Business Segment Net Income and Revenue (Unaudited) (a)

	Three months ended					Year ended
	December 31	September 30	June 30	March 31	December 31	December 31	December 31
In millions	2023	2023	2023	2023	2022	2023	2022
Net Income
Retail Banking	$1,073	$1,094	$954	$647	$752	$3,768	$1,974
Corporate & Institutional Banking	1,213	960	817	1,059	982	4,049	3,870
Asset Management Group	72	73	63	52	52	260	330
Other	(1,494)	(573)	(351)	(81)	(258)	(2,499)	(133)
Net income excluding noncontrolling interests	$864	$1,554	$1,483	$1,677	$1,528	$5,578	$6,041

Revenue
Retail Banking	$3,391	$3,360	$3,150	$3,024	$3,079	$12,925	$10,507
Corporate & Institutional Banking	2,637	2,254	2,202	2,300	2,451	9,393	8,891
Asset Management Group	380	362	353	357	375	1,452	1,544
Other	(1,047)	(743)	(412)	(78)	(142)	(2,280)	178
Total revenue	$5,361	$5,233	$5,293	$5,603	$5,763	$21,490	$21,120
(a)Our business information is presented based on our internal management reporting practices. Net interest income in business segment results reflects PNC’s internal funds transfer pricing (FTP) methodology. Assets receive a funding charge and liabilities and capital receive a funding credit based on a transfer pricing methodology that incorporates product repricing characteristics, tenor and other factors.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 14
Table 16: Retail Banking (Unaudited) (a)

	Three months ended							Year ended
	December 31	September 30		June 30		March 31	December 31	December 31	December 31
Dollars in millions	2023	2023		2023		2023	2022	2023	2022
Income Statement
Net interest income	$2,669	$2,576		$2,448		$2,281	$2,330	$9,974	$7,540
Noninterest income	722	784		702		743	749	2,951	2,967
Total revenue	3,391	3,360		3,150		3,024	3,079	12,925	10,507
Provision for (recapture of) credit losses	130	42		(14)		238	193	396	259
Noninterest expense	1,848	1,876		1,904		1,927	1,892	7,555	7,598
Pretax earnings	1,413	1,442		1,260		859	994	4,974	2,650
Income taxes	329	337		295		202	232	1,163	621
Noncontrolling interests	11	11		11		10	10	43	55
Earnings	$1,073	$1,094	752	$954	322	$647	$752	$3,768	$1,974
Average Balance Sheet
Loans held for sale	$488	$633		$614		$542	$737	$569	$927
Loans
Consumer
Residential real estate	$34,951	$35,107		$35,150		$35,421	$35,286	$35,156	$33,643
Home equity	24,569	24,591		24,663		24,571	24,126	24,598	23,221
Automobile	14,875	14,976		15,005		14,918	14,793	14,943	15,425
Credit card	7,084	7,075		7,015		6,904	6,882	7,020	6,620
Education	2,001	2,057		2,115		2,188	2,257	2,090	2,381
Other consumer	1,840	1,882		1,929		1,990	2,049	1,910	2,164
Total consumer	85,320	85,688		85,877		85,992	85,393	85,717	83,454
Commercial	12,088	11,733		11,708		11,438	11,181	11,744	11,177
Total loans	$97,408	$97,421		$97,585		$97,430	$96,574	$97,461	$94,631
Total assets	$114,730	$114,724		$114,826		$115,384	$115,827	$114,914	$113,829
Deposits
Noninterest-bearing	$55,948	$58,110		$59,464		$60,801	$64,031	$58,566	$64,775
Interest-bearing	195,314	195,560		197,854		201,720	195,743	197,589	199,614
Total deposits	$251,262	$253,670		$257,318		$262,521	$259,774	$256,155	$264,389
Performance Ratios
Return on average assets	3.71%	3.78%		3.33%		2.27%	2.58%	3.28%	1.73%
Noninterest income to total revenue	21%	23%		22%		25%	24%	23%	28%
Efficiency	54%	56%		60%		64%	61%	58%	72%
(a)See note (a) on page 13.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 15
Retail Banking (Unaudited) (Continued)

	Three months ended					Year ended
	December 31	September 30	June 30	March 31	December 31	December 31	December 31
Dollars in millions, except as noted	2023	2023	2023	2023	2022	2023	2022
Supplemental Noninterest Income Information
Asset management and brokerage	$139	$130	$123	$131	$128	$523	$528
Card and cash management	$326	$329	$344	$324	$335	$1,323	$1,338
Lending and deposit services	$186	$193	$176	$181	$172	$736	$670
Residential and commercial mortgage	$117	$128	$75	$104	$111	$424	$319
Residential Mortgage Information
Residential mortgage servicing statistics (in billions, except as noted) (a)
Serviced portfolio balance (b)	$209	$213	$191	$188	$190
Serviced portfolio acquisitions	$1	$25	$7	$2	$24	$35	$74
MSR asset value (b)	$2.7	$2.8	$2.3	$2.2	$2.3
MSR capitalization value (in basis points) (b)	127	133	123	119	122
Servicing income: (in millions)
Servicing fees, net (c)	$89	$67	$67	$78	$73	$301	$192
Mortgage servicing rights valuation net of economic hedge	$11	$37	$(9)	$14	$24	$53	$9
Residential mortgage loan statistics
Loan origination volume (in billions)	$1.5	$2.1	$2.4	$1.4	$2.1	$7.4	$15.1
Loan sale margin percentage	2.45%	2.43%	2.23%	2.26%	2.20%	2.34%	2.14%
Percentage of originations represented by:
Purchase volume (d)	87%	87%	90%	84%	88%	87%	67%
Refinance volume	13%	13%	10%	16%	12%	13%	33%
Other Information (b)
Customer-related statistics (average)
Non-teller deposit transactions (e)	66%	68%	65%	65%	65%	66%	64%
Digital consumer customers (f)	78%	78%	76%	75%	76%	77%	78%
Credit-related statistics
Nonperforming assets	$834	$856	$981	$1,009	$1,003
Net charge-offs - loans and leases	$128	$114	$109	$112	$108	$463	$435
Other statistics
ATMs	8,447	8,476	8,566	8,697	8,933
Branches (g)	2,299	2,303	2,361	2,450	2,518
Brokerage account client assets (in billions) (h)	$78	$73	$75	$73	$70
(a)Represents mortgage loan servicing balances for third parties and the related income.
(b)Presented as of period end, except for average customer-related statistics and net charge-offs, which are both shown for the three months and year ended, respectively.
(c)Servicing fees net of impact of decrease in MSR value due to passage of time, including the impact from regularly scheduled loan principal payments, prepayments and loans paid off during the period.
(d)Mortgages with borrowers as part of residential real estate purchase transactions.
(e)Percentage of total consumer and business banking deposit transactions processed at an ATM or through our mobile banking application.
(f)Represents consumer checking relationships that process the majority of their transactions through non-teller channels.
(g)Reflects all branches and solution centers excluding standalone mortgage offices and satellite offices (e.g., drive-ups, electronic branches and retirement centers) that provide limited products and/or services.
(h)Includes cash and money market balances.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 16
Table 17: Corporate & Institutional Banking (Unaudited) (a)

	Three months ended					Year ended
	December 31	September 30	June 30	March 31	December 31	December 31	December 31
Dollars in millions	2023	2023	2023	2023	2022	2023	2022
Income Statement
Net interest income	$1,642	$1,419	$1,381	$1,414	$1,489	$5,856	$5,270
Noninterest income	995	835	821	886	962	3,537	3,621
Total revenue	2,637	2,254	2,202	2,300	2,451	9,393	8,891
Provision for (recapture of) credit losses	115	102	209	(28)	183	398	198
Noninterest expense	975	895	921	939	990	3,730	3,651
Pretax earnings	1,547	1,257	1,072	1,389	1,278	5,265	5,042
Income taxes	330	292	250	325	291	1,197	1,155
Noncontrolling interests	4	5	5	5	5	19	17
Earnings	$1,213	$960	$817	$1,059	$982	$4,049	$3,870
Average Balance Sheet
Loans held for sale	$450	$283	$440	$456	$337	$407	$475
Loans
Commercial
Commercial and industrial	$167,185	$161,810	$167,357	$168,874	$166,176	$166,289	$155,551
Commercial real estate	34,488	34,587	34,410	34,605	34,663	34,522	33,373
Equipment lease financing	6,430	6,441	6,364	6,451	6,274	6,422	6,195
Total commercial	208,103	202,838	208,131	209,930	207,113	207,233	195,119
Consumer	5	4	5	7	8	6	9
Total loans	$208,108	$202,842	$208,136	$209,937	$207,121	$207,239	$195,128
Total assets	$234,590	$230,082	$234,174	$234,536	$234,120	$233,337	$219,941
Deposits
Noninterest-bearing	$46,880	$48,123	$51,948	$58,529	$67,340	$51,329	$76,956
Interest-bearing	97,660	93,563	89,068	86,832	79,916	91,815	71,388
Total deposits	$144,540	$141,686	$141,016	$145,361	$147,256	$143,144	$148,344
Performance Ratios
Return on average assets	2.05%	1.66%	1.40%	1.83%	1.66%	1.74%	1.76%
Noninterest income to total revenue	38%	37%	37%	39%	39%	38%	41%
Efficiency	37%	40%	42%	41%	40%	40%	41%
Other Information
Consolidated revenue from:
Treasury Management (b)	$1,044	$849	$778	$785	$843	$3,456	$2,801
Commercial mortgage banking activities:
Commercial mortgage loans held for sale (c)	$17	$17	$13	$27	$15	$74	$77
Commercial mortgage loan servicing income (d)	59	43	44	39	52	185	256
Commercial mortgage servicing rights valuation, net of economic hedge	19	54	4	41	39	118	138
Total	$95	$114	$61	$107	$106	$377	$471
Commercial mortgage servicing statistics
Serviced portfolio balance (in billions) (e)	$288	$282	$280	$281	$281
MSR asset value (e)	$1,032	$1,169	$1,106	$1,061	$1,113
Average loans by C&IB business (f)
Corporate Banking	$119,916	$113,538	$117,259	$119,602	$115,126	$117,568	$106,098
Real Estate	47,028	47,234	47,692	47,297	48,031	47,312	45,335
Business Credit	29,252	29,900	30,613	30,180	30,087	29,984	28,461
Commercial Banking	7,591	7,861	8,225	8,430	8,683	8,024	9,294
Other	4,321	4,309	4,347	4,428	5,194	4,351	5,940
Total average loans	$208,108	$202,842	$208,136	$209,937	$207,121	$207,239	$195,128
Credit-related statistics
Nonperforming assets (e)	$1,217	$1,130	$738	$801	$761
Net charge-offs - loans and leases	$76	$12	$93	$85	$100	$266	$143
(a)See note (a) on page 13.
(b)Amounts are reported in net interest income and noninterest income.
(c)Represents commercial mortgage banking income for valuations on commercial mortgage loans held for sale and related commitments, derivative valuations, origination fees, gains on sale of loans held for sale and net interest income on loans held for sale.
(d)Represents net interest income and noninterest income from loan servicing, net of reduction in commercial mortgage servicing rights due to amortization expense and payoffs. Commercial mortgage servicing rights valuation, net of economic hedge is shown separately.
(e)Presented as of period end.
(f)As the result of a business realignment within C&IB during the second quarter of 2023, certain loans were reclassified from Other to Corporate Banking in the prior periods to conform to the current period presentation.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 17
Table 18: Asset Management Group (Unaudited) (a)

	Three months ended					Year ended
	December 31	September 30	June 30	March 31	December 31	December 31	December 31
Dollars in millions, except as noted	2023	2023	2023	2023	2022	2023	2022
Income Statement
Net interest income	$156	$139	$125	$127	$152	$547	$608
Noninterest income	224	223	228	230	223	905	936
Total revenue	380	362	353	357	375	1,452	1,544
Provision for (recapture of) credit losses	2	(4)	(10)	9	17	(3)	28
Noninterest expense	284	271	280	280	291	1,115	1,086
Pretax earnings	94	95	83	68	67	340	430
Income taxes	22	22	20	16	15	80	100
Earnings	$72	$73	$63	$52	$52	$260	$330
Average Balance Sheet
Loans
Consumer
Residential real estate	$11,314	$10,750	$9,855	$9,174	$8,835	$10,280	$8,029
Other consumer	3,893	3,901	4,065	4,156	4,388	4,003	4,550
Total consumer	15,207	14,651	13,920	13,330	13,223	14,283	12,579
Commercial	867	1,090	1,229	1,246	1,291	1,107	1,505
Total loans	$16,074	$15,741	$15,149	$14,576	$14,514	$15,390	$14,084
Total assets	$16,505	$16,161	$15,562	$14,997	$14,935	$15,812	$14,505
Deposits
Noninterest-bearing	$1,742	$1,756	$1,787	$1,846	$2,107	$1,782	$2,664
Interest-bearing	26,479	25,417	25,482	26,337	25,651	25,928	27,830
Total deposits	$28,221	$27,173	$27,269	$28,183	$27,758	$27,710	$30,494
Performance Ratios
Return on average assets	1.73%	1.79%	1.62%	1.41%	1.38%	1.64%	2.28%
Noninterest income to total revenue	59%	62%	65%	64%	59%	62%	61%
Efficiency	75%	75%	79%	78%	78%	77%	70%
Other Information
Nonperforming assets (b)	$39	$39	$41	$42	$56
Net charge-offs (recoveries) - loans and leases	$(1)		$(2)		$18	$(3)	$17
Client Assets Under Administration (in billions) (b) (c)
Discretionary client assets under management	$189	$176	$176	$177	$173
Nondiscretionary client assets under administration	179	170	168	156	152
Total	$368	$346	$344	$333	$325
Discretionary client assets under management
PNC Private Bank	$117	$109	$111	$108	$105
Institutional Asset Management	72	67	65	69	68
Total	$189	$176	$176	$177	$173
(a)See note (a) on page 13.
(b)As of period end.
(c)Excludes brokerage account client assets.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 18
Glossary of Terms

Allowance for credit losses (ACL) – A valuation account that is deducted from or added to the amortized cost basis of the related financial assets to present the net carrying value at the amount expected to be collected on the financial asset.

Amortized cost basis – Amount at which a financial asset is originated or acquired, adjusted for applicable accretion or amortization of premiums, discounts and net deferred fees or costs, collection of cash, charge-offs, foreign exchange and fair value hedge accounting adjustments.

Basel III common equity Tier 1 (CET1) capital (Tailoring Rules) – Common stock plus related surplus, net of treasury stock, plus retained earnings, less goodwill, net of associated deferred tax liabilities, less other disallowed intangibles, net of deferred tax liabilities and plus/less other adjustments. Investments in unconsolidated financial institutions, as well as mortgage servicing rights and deferred tax assets, must then be deducted to the extent such items (net of associated deferred tax liabilities) individually exceed 25% of our adjusted Basel III common equity Tier 1 capital.

Basel III common equity Tier 1 capital ratio – Common equity Tier 1 capital divided by period-end risk-weighted assets (as applicable).

Basel III Tier 1 capital – Common equity Tier 1 capital, plus qualifying preferred stock, plus certain trust preferred capital securities, plus certain noncontrolling interests that are held by others and plus/less other adjustments.

Basel III Tier 1 capital ratio – Tier 1 capital divided by period-end risk-weighted assets (as applicable).

Basel III Total capital – Tier 1 capital plus qualifying subordinated debt, plus certain trust preferred securities, plus, under the Basel III transitional rules and the standardized approach, the allowance for loan and lease losses included in Tier 2 capital and other.

Basel III Total capital ratio – Basel III Total capital divided by period-end risk-weighted assets (as applicable).

Charge-off – Process of removing a loan or portion of a loan from our balance sheet because it is considered uncollectible. We also record a charge-off when a loan is transferred from portfolio holdings to held for sale by reducing the loan carrying amount to the fair value of the loan, if fair value is less than carrying amount.

Common shareholders’ equity – Total shareholders' equity less the liquidation value of preferred stock.

Credit valuation adjustment – Represents an adjustment to the fair value of our derivatives for our own and counterparties’ non-performance risk.

Criticized commercial loans – Loans with potential or identified weaknesses based upon internal risk ratings that comply with the regulatory classification definitions of “special mention,” “substandard” or “doubtful.”

Current Expected Credit Loss (CECL) – Methodology for estimating the allowance for credit losses on in-scope financial assets held at amortized cost and unfunded lending related commitments which uses a combination of expected losses over a reasonable and supportable forecast period, a reversion period and long run average credit losses for their estimated contractual term.

Discretionary client assets under management – Assets over which we have sole or shared investment authority for our customers/clients. We do not include these assets on our Consolidated Balance Sheet.

Earning assets – Assets that generate income, which include: interest-earning deposits with banks; loans held for sale; loans; investment securities; and certain other assets.

Effective duration – A measurement, expressed in years, that, when multiplied by a change in interest rates, would approximate the percentage change in value of on- and off- balance sheet positions.

Efficiency – Noninterest expense divided by total revenue.

Fair value – The price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

Fee income – Refers to the following categories within Noninterest income: Asset management and brokerage, Capital markets and advisory, Card and cash management, Lending and deposit services, and Residential and commercial mortgage.

GAAP – Accounting principles generally accepted in the United States of America.

Leverage ratio – Basel III Tier 1 capital divided by average quarterly adjusted total assets.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 19

Nondiscretionary client assets under administration – Assets we hold for our customers/clients in a nondiscretionary, custodial capacity. We do not include these assets on our Consolidated Balance Sheet.

Nonperforming assets – Nonperforming assets include nonperforming loans, OREO and foreclosed assets. We do not accrue interest income on assets classified as nonperforming.

Nonperforming loans – Loans accounted for at amortized cost whose credit quality has deteriorated to the extent that full collection of contractual principal and interest is not probable. Interest income is not recognized on nonperforming loans. Nonperforming loans exclude certain government insured or guaranteed loans for which we expect to collect substantially all principal and interest, loans held for sale and loans accounted for under the fair value option.

Operating leverage – The period to period dollar or percentage change in total revenue less the dollar or percentage change in noninterest expense. A positive variance indicates that revenue growth exceeded expense growth (i.e., positive operating leverage) while a negative variance implies expense growth exceeded revenue growth (i.e., negative operating leverage).

Other real estate owned (OREO) and foreclosed assets – Assets taken in settlement of troubled loans primarily through deed-in-lieu of foreclosure or foreclosure. Foreclosed assets include real and personal property. Certain assets that have a government-guarantee which are classified as other receivables are excluded.

Risk-weighted assets – Computed by the assignment of specific risk-weights (as defined by the Board of Governors of the Federal Reserve System) to assets and off-balance sheet instruments.

Servicing rights – Intangible assets or liabilities created by an obligation to service assets for others. Typical servicing rights include the right to receive a fee for collecting and forwarding payments on loans and related taxes and insurance premiums held in escrow.

Supplementary leverage ratio – Basel III Tier 1 capital divided by Supplementary leverage exposure.

Tailoring Rules – Rules adopted by the federal banking agencies to better tailor the application of their capital, liquidity, and enhanced prudential requirements for banking organizations to the asset size and risk profile (as measured by certain regulatory metrics) of the banking organization. Effective January 1, 2020, the agencies' capital and liquidity rules classify all BHCs with $100 billion or more in total assets into one of four categories (Category I, Category II, Category III, and Category IV).

Taxable-equivalent interest income – The interest income earned on certain assets that is completely or partially exempt from federal income tax. These tax-exempt instruments typically yield lower returns than taxable investments.

Troubled debt restructuring (TDR) – A loan whose terms have been restructured in a manner that grants a concession to a borrower experiencing financial difficulties. On January 1, 2023, we adopted ASU 2022-02, which eliminated the accounting guidance for TDRs.

Unfunded lending related commitments – Standby letters of credit, financial guarantees, commitments to extend credit and similar unfunded obligations that are not unilaterally, unconditionally, cancelable at PNC’s option.